Employee retirement plan	12 Months Ended
Dec. 26, 2020
EWC Ventures and its Subsidiaries [Member]
Employee retirement plan
16.	Employee retirement plan

The Company offers its employees the opportunity to participate in a defined contribution retirement plan, where eligible employees may contribute a percentage of their annual compensation subject to limitations set by the Internal Revenue Code. For the years ended December 26, 2020 and December 28, 2019, the employer match expense recognized under this plan was $301 and $375, respectively, of which, $291 and $353, respectively, is included in Selling, general and administrative expenses and $10 and $22, respectively, is included in Cost of revenue on the Consolidated Statements of Operations and Comprehensive Loss. Amounts due to the plan administrator were $33 and $16 at December 26, 2020 and December 28, 2019, respectively, included in Accounts payable and accrued liabilities on the Consolidated Balance Sheets.